Exhibit 10.13.9

LOAN AGREEMENT

THIS LOAN AGREEMENT ("Agreement") is made this **28th** day of **April, 2021** (the "Effective Date"), in Collier County, Florida, by and between **MCA NAPLES, LLC, a Tennessee limited liability company,** having its principal place of business at **2626 GOODLETTE FRANK ROAD, NAPLES, FL 34103** (herein called "Borrower"), and **BENWORTH CAPITAL PARTNERS, LLC, a Florida limited liability company** having an office at **7000 S.W. 97th AVENUE, SUITE 201, MIAMI, FL 33173** (the "Lender").

RECITALS:

WHEREAS, Borrower is the fee simple title owner of those certain parcels of property located at:

PARCEL 1:

A FEE INTEREST IN A PORTION OF LOTS 13, 14, AND 15, NAPLES IMPROVEMENT CO'S LITTLE FARMS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, RUN N. 89 DEGREES 26' 51" E., ALONG THE SOUTH LINE OF SAID LOT 12, FOR 20.00 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., PARALLEL WITH THE WEST LINE OF SAID LOT 12 FOR 10,00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., FOR 580.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE N. 00 DEGREES 39' 49" W., FOR 420.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 89 DEGREES 20' 11" E., FOR 196.54 FEET; THENCE RUN S. 30 DEGREES 28' 42" E., FOR 396.02 FEET; THENCE RUN S. 59 DEGREES 31' 18" W., FOR 153.66 FEET; THENCE RUN S. 89 DEGREES 20' 11" W. FOR 260.12 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT INTEREST IN A PARCEL OF LAND LYING IN AND BEING PARTS OF LOTS 12 AND 13, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE RUN ALONG THE SOUTH LINE OF SAID LOT 12, NORTH 89 DEGREES 26' 51" EAST, 20.00 FEET; THENCE ALONG A LINE LYING 20.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF LOTS 12 AND 13 OF SAID NAPLES IMPROVEMENTS CO'S

LITTLE FARMS, NORTH 00 DEGREES 39' 49" WEST, 10.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE NORTH 00 DEGREES 39' 49" WEST, 580.00 FEET; THENCE NORTH 89 DEGREES 20' 11" EAST, 55.00 FEET; THENCE SOUTH 00 DEGREES 39' 49" EAST 580.00 FEET; THENCE SOUTH 89 DEGREES 20' 11" WEST FOR 55.00 FEET TO THE POINT OF BEGINNING.

(BEARINGS ARE BASED ON THE WEST LINE OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS AS BEING NORTH 00 DEGREES 39' 49" WEST.)

PARCEL 3:

TOGETHER WITH EASEMENT AS SET FORTH IN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 2213, PAGE 1291, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

A/K/A 2626 GOODLETTE-FRANK RD, NAPLES, FL 34105 (hereinafter collectively referred to as "Property" or "Properties")

all situated in Collier County, Florida, as more particularly described in Exhibit "A" attached hereto and made a part hereof, and all buildings, structures and other improvements located thereon; and

WHEREAS, Borrower has applied with Lender for the Loan to refinance of the properties listed above and more particularly described in Exhibit "A" which Loan is to be secured by the Properties, in the sum hereinafter stated; and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Recitals and Definitions. The foregoing recitals are hereby incorporated into this Agreement and the parties covenant and agree with each other that the representations set forth herein are true and correct. As used in this Agreement and the Exhibits attached hereto, the following terms shall have the following meanings, unless the context otherwise requires:

(a) Applicable Rate: Fixed interest payable in accordance with the terms of the Note.

(b) Business Day: A day other than a Saturday, Sunday, a legal holiday or a day on which federally chartered banks located in Miami-Dade County, Florida are authorized or obligated by law or executive order to close.

(c) Default Rate: The highest rate under then applicable law.

(d) Financial Statements: The balance sheet, income statement and statement

of cash flows of Borrower or Guarantor prepared in accordance with GAAP.

(e) GAAP: Generally accepted accounting principles.

(f) Governmental Authority: The United States, the State of Florida, Miami-Dade County, or any other political subdivision in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over Borrower or the Property.

(g) Guarantor(s): James Walesa, who has simultaneously herewith signed and delivered an unconditional, unlimited and continuing personal guaranty to Lender.

(h) Guaranty(s): The guaranty(ies) given by Guarantor in favor of Lender simultaneously herewith which serve as additional security for the Loan.

(i) Improvements: Shall have the same meaning as defined in the Mortgage.

(j) Indebtedness: Shall have the same meaning as defined in the Mortgage.

(k) Legal Requirements: All present and future laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, variances, consents, approvals, directions and requirements of, and agreements with, all Governmental Authorities, and all orders, rules and regulations of the National Board of Fire Underwriters, the Florida Board of Fire Underwriters, or any other bodies exercising similar functions, which now or at any time hereafter may be applicable to the Property, or to any of the adjoining vaults, sidewalks, streets or ways, or to any use or condition of the Property.

(l) Lien: Shall mean any mortgage, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Property or any portion thereof, Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

(m) Loan: That certain loan by Lender to Borrower in the Loan Amount and evidenced and/or secured by the Loan Documents.

(n) Loan Amount: **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00).**

(o) Loan Commitment Letter: That Letter of Intent from Lender to Borrower executed by Borrower on **April 6th, 2021.**

(p) Loan Documents: Those documents required by this Agreement, the Note, and Mortgage, and any other documents or instruments executed, submitted, or to be submitted in

connection with this Loan, including, but not limited to, the Note; Mortgage; Guaranty; Assignment of Leases and Rents; No Lien Affidavit; Title Insurance Commitment and Policy; Survey; and Insurance policies.

(q) Loan Term: The period from the Effective Date to the Maturity Date (as defined in the Note).

(r) Material Adverse Effect: means a significant detrimental effect on: (i) the Property, (ii) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower or Guarantor, (iii) the enforceability, validity, perfection or priority of the lien of any Loan Document, or (iv) the ability of Borrower or Guarantor to perform any obligations under any Loan Document.

(s) Mortgage: The Mortgage of even date herewith which shall be executed and delivered by Borrower to Lender to secure the Note and which shall encumber the Property. The Mortgage shall be a first lien on the Property and shall be free and clear of any leases, restrictions, easements or other encumbrances and title objections except for those listed in the Mortgagee title insurance policy approved by and issued to Lender insuring the priority of the lien of the Mortgage.

(t) Note: The promissory note of even date herewith in the original principal amount of **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)** from Borrower to Lender.

(u) Permitted Exceptions: means (a) any matters contained in the Title Policy (hereinafter defined) approved by Lender, and (b) the Permitted Liens.

(v) Permitted Liens: means (a) real estate taxes, assessments and other governmental fees or other charges not yet due and payable as of the Closing Date; (b) mechanics' and similar statutory liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested in good faith by appropriate proceedings; (c) zoning, entitlement, building and other land use and similar laws or regulations imposed by any Governmental Authority which are not violated by the current use and operation thereof; (d) easements, covenants, conditions, restrictions and other similar matters of public record which would not materially impair the use or occupancy of the Property; (e) statutory landlord liens, if any.

(w) Property: Shall have the same meaning as defined in the Mortgage.

(x) Title Insurer: WFG National Title Insurance Company.

(y) Title Policy: Policy for mortgage title insurance in an amount equal to 125% of the Loan Amount, insuring Lender, and its successors and/or assigns, issued pursuant to a title commitment approved by Lender in advance of closing which shows that the Mortgage is a valid first mortgage lien on the Property.

(z) Transfer: Any direct or indirect, voluntary or involuntary sale, transfer,

conveyance, grant, mortgage, pledge, assignment, encumbrance, alienation, or divestiture of title, or any creation, imposition, or recording of any other lien, or any other comparable action relating to the legal and/or beneficial ownership of, title to or interests in the Property and/or Borrower; provided, however, that "Transfer" shall not include the leasing of space within the Property permitted in accordance with the terms of the Loan Documents.

2. Description of Loan and Disbursement of Loan Funds.

(a) Subject to all the terms and conditions hereof and the other Loan Documents, Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, the Loan Amount, which shall bear interest and be repaid in accordance with the terms contained in the Note and the other Loan Documents. The Loan Amount shall be allocated for use and be disbursed in accordance with closing statement executed simultaneously herewith.

(b) In addition to any Fee paid to Lender on or prior to the Effective Date pursuant to Loan Commitment Letter, Borrower shall pay all costs in connection with the Loan, including, but not limited to, recording costs, intangible taxes, documentary stamps, title insurance premiums, appraisal fees, marketability or feasibility studies, credit reports, survey fees, abstracting fees, fees and costs of Lender's counsel and all other expenses incurred by Lender in connection with the preparation of Loan Documents, closing the Loan or otherwise.

3. Evidence of and Security for the Loan. The Loan shall be evidenced by the Note, which Note shall bear interest at the rates therein provided, and shall be secured by the Mortgage, the Guaranty, the Assignment of Leases and Rents, and such other security instruments and documents as may be required by Lender.

4. Intentionally Deleted.

5. Continuing Conditions. As continuing conditions during the Loan Term, Borrower shall be in compliance with all of the following continuing conditions which shall be required throughout the Loan Term and satisfactory evidence of same shall be furnished to Lender upon request to Borrower.

(a) Borrower shall cause all installments of principal and interest due under the Note, together with any additional amounts due pursuant to any of the Loan Documents, to be automatically debited from Borrower's account. Borrower shall deliver to Lender any documents reasonably necessary to authorize the automatic debit of Borrower's account.

(b) Borrower shall pay to Lender, on the payment date of installments of principal and/or interest as provided in the Note.

(c) Borrower shall not obtain additional debt or otherwise encumber the Property with any mortgage or encumbrance of any nature whatsoever, without Lender's prior written consent, which consent may be withheld at Lender's sole discretion.

(d) All members of the Borrower shall subordinate any debts, claims, redemption rights, or loan obligations of any type whatsoever, whether existing as of the Effective Date or at anytime hereafter, to the lien, operation and effect of the Lender's interest in the Note, the Mortgage and all Loan Documents evidencing or securing the Loan.

(e) Borrower shall deliver Financial Statements to Lender, including profit and loss statements, and balance sheets, on an annual basis within ninety (90) days of Borrower's fiscal year-end.

(f) Borrower shall deliver Financial Statements to Lender for the Property that are true, accurate and complete in all material respects on an annual basis within thirty (30) days of the annual anniversary of the Effective Date.

(g) Borrower shall provide and submit to Lender annually by March 31 Borrower's annual tax returns (including K-1 schedules and attachments). In the event Borrower files an extension for the filing of Borrower's annual tax returns, then Borrower shall furnish Lender with a copy of the extension by March 31, and furnish Borrower's annual tax return for the year in which extension was filed by no later than September 30.

(h) Guarantor shall provide and submit to Lender annually by April 15, Guarantor' annual tax returns (including K-1 schedules and attachments). In the event any Guarantor files an extension for the filing of said Guarantor's annual tax returns, then said Guarantor shall furnish Lender with a copy of the extension by April 15, and furnish said Guarantor's annual tax return for the year in which extension was filed by no later than October 15.

(i) Guarantor shall submit personal Financial Statements on a form approved by and certified to Lender within twelve (12) months of the most recent personal financial statement submitted by Guarantor to Lender.

(j) Borrower shall not cause or permit any waste of any material portion of the Property.

(k) Borrower and Guarantor shall observe and comply with all federal, state and local laws, ordinances, codes and regulations applicable to Borrower and Guarantor and the ownership, use and operation of the Property and shall promptly commence a reasonable and good faith cure of any alleged violation of same with respect to which it has received written notice or of which it has actual knowledge.

(l) Such other information relating to the Property, Borrower or Guarantor, as Lender or Lender's counsel may reasonably request in writing from time to time.

6. Representations and Warranties of Borrower. Borrower hereby represents and warrants as follows:

(a) **MCA NAPLES, LLC, a Tennessee limited liability company** is a duly formed and validly existing Tenessee limited liability company with full authority and legal right to carry out the terms of this Agreement and all Loan Documents.

(b) The execution, delivery and performance by Borrower of the Loan Documents (i) are duly authorized and do not require the consent or approval of any other party or Governmental Authority which has not been obtained (and copies of which have been provided to Lender); and (ii) do not violate any Legal Requirement or result in the imposition of any Lien upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

(c) The Financial Statements delivered to Lender are true, correct and complete in all material respects as of the dates specified therein and fully and accurately present the financial condition of Borrower and Guarantor as of the dates specified. No material adverse change has occurred in the financial condition of Borrower and Guarantor since the dates of the Financial Statements.

(d) There are no material actions, suits, or proceedings pending or, to the knowledge of Borrower or Guarantor, threatened in any court or before or by any Governmental Authority against or affecting Borrower, Guarantor or the Property, or involving the validity, enforceability, or priority of any of the Loan Documents, at law or in equity. The consummation of the transactions contemplated hereby, and the performance by Borrower and Guarantor of any of the terms and conditions hereof and of the other Loan Documents will not result in a breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower or Guarantor are a party or by which Borrower or Guarantor may be bound or affected.

(e) There is no fact that Borrower has not disclosed to Lender in writing that could Materially Adversely Effect the Property, business or financial condition of Borrower, the Guarantor, or the Property.

(f) Borrower has all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Property and carry on its business. The use being made of the Property is in conformity with the certificate of occupancy and/or applicable permits or governmental authorizations and any other restrictions, covenants or conditions affecting the Property.

(g) The Property is in compliance with all applicable Legal Requirements (including building, parking, subdivision, land use, health, fire, safety and zoning ordinances and codes).

(h) The Property is free of material structural defects or any casualty damage, and all building systems contained therein are in good working order, subject to ordinary wear and tear.

(i) No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

(j) The Property has adequate rights of access to public ways, and all roads necessary for the full utilization of the Property for its current purpose have been completed and dedicated and are open to public use and accepted by applicable Governmental Authorities.

(k) The Property is served by adequate water, sewer, sanitary sewer and storm drain facilities, all public utilities necessary or convenient to the full use and enjoyment of the Property are located in the public right-of-way abutting the Property, and all such utilities are connected so as to serve the Property without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Property.

(l) The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

Borrower and Guarantor recognize and acknowledge that in accepting the Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth herein and in the Loan Documents. The warranties and representations are a material inducement to Lender in accepting the Loan Documents and Lender would not be willing to make the Loan and accept the Loan Documents in the absence of the warranties and representations set forth therein.

7. Terrorism and Anti-Money Laundering.

(a) As of the date hereof, neither Borrower nor any entity or person having a beneficial interest in Borrower, nor any entity or person for whom Borrower is acting as agent or nominee in connection with this transaction, is an OFAC Prohibited Person. As of the date hereof and until the obligations under the Loan Documents are fully and finally paid and discharged, Borrower is and shall remain in compliance with the Anti-Money Laundering Laws and all applicable OFAC related laws, rules and regulations.

(b) To comply with the Anti-Money Laundering Laws, all payments by Borrower to Lender or from Lender to Borrower will only be made in Borrower's name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a "foreign shell bank" within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.

(c) Borrower agrees to provide to Lender, at any time and from time to time during the Loan Term, such information as Lender reasonably determines to be necessary or appropriate to allow Lender to comply with the Anti-Money Laundering Laws of any applicable jurisdiction, or to respond to requests for information concerning the identity of Borrower or any entity or person having a beneficial interest in Borrower, from any Governmental Authority,

selfregulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information.

(d) The representations and warranties set forth in this paragraph shall be deemed repeated and reaffirmed by Borrower as of each date on which Borrower makes a payment to Lender under the Note or receives any funds from Lender. Borrower agrees to promptly notify Lender in writing should Borrower become aware of any change in the information herein set forth.

8. Due on Sale and Encumbrance; Transfers of Interests. Borrower covenants and agrees with Lender that without the prior written consent of Lender and except as expressly provided below:

(a) Neither Borrower nor any entity or person having a direct or indirect ownership or beneficial interest in Borrower shall consummate, enter into, or suffer, assume, or permit or allow to occur, any Transfer, in any manner or way, whether voluntarily or involuntarily;

(b) No new members or managers shall be admitted to or created in Borrower (nor shall any existing member or manager withdraw from Borrower) unless the membership interest in Borrower is less than 25% interest, and so long as management and control of Borrower does **not** change; and

(c) No change in the day-to-day control and management of Borrower or the Property shall be implemented.

(d) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to declare the Loan to be immediately due and payable upon a Transfer in violation of this Agreement. This provision shall apply to every Transfer in violation of this Agreement regardless of whether such Transfer was voluntary or not, or whether or not Lender has previously consented to any Transfer.

9. Lender Not Partner of Borrower. Notwithstanding anything to the contrary herein contained or implied, Lender, by this Agreement or by any action pursuant hereto, shall not be deemed a partner of or joint venturer with Borrower, and Borrower hereby indemnifies and agrees to hold Lender harmless (including the payment of reasonable attorneys' fees) from any and all claims or damages resulting from such a construction of the parties relationship. The requirements herein, and the restrictions imposed in this Agreement, are for the sole protection and benefit of Lender and not for the benefit of any third party, including, but not limited to, contractors, suppliers and mechanic lien claimants. No such third party shall have any right to seek recourse against Lender hereunder, or otherwise to require compliance with the terms and conditions hereof, or to assert a claim for payment for work performed or supplies furnished to the Project by reason of any provisions hereof and all such persons are placed on notice of this provision by its incorporation by reference in the Mortgage.

10. Cost and Attorneys' Fees. All costs, including reasonable attorneys' fees, paid or incurred by Lender in the enforcement or defense of this Agreement, shall be paid by Borrower

("attorneys' fees" shall include, fees for the attorneys' service; whether outside or within Judicial proceedings, including appellate proceedings and Bankruptcy Court proceedings).

11. Events of Default. Any of the following events shall at the option of Lender, constitute an "Event of Default" under this Agreement and the Loan Documents:

(a) An Event of Default as defined in any Loan Document shall occur and continue beyond any applicable grace period in any such Loan Document.

(b) If any representation or warranty of or on behalf of Borrower or Guarantor made in this Agreement or in any of the other Loan Documents, or in any certificate, report, financial statement or other instrument furnished in connection with this Agreement shall prove false or misleading as of the date made or furnished.

12. Remedies. Upon the occurrence of any Event of Default and expiration of any applicable grace period provided for in this Agreement or any other Loan Documents, interest shall accrue at the Default Rate, and at the option of Lender, all sums then due under the Note, any and all sums due or secured under the Loan Documents, shall become shall become immediately due and payable, and Lender may exercise all rights and remedies under the Loan Documents, at law or in equity, all without further written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower for itself and any entity or person having a direct or indirect ownership or beneficial interest in Borrower. No delay or omission by Lender in exercising any right or remedy accruing upon the happening of an Event of Default shall impair any such right or remedy or shall be construed as a waiver of any such default; and every right and remedy hereby conferred upon Lender may be exercised from time to time and as often as shall be deemed expedient by Lender. No waiver of any Event of Default, right or remedy shall extend to or affect any other Event of Default, right or remedy or any other provision of this Agreement or other Loan Document, and Lender shall have the right thereafter to insist upon strict performance by Borrower.

13. Notices. All notices required or allowed to be given hereunder shall be delivered in the manner specified in the Mortgage.

14. Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Lender from and against any and all losses or damages imposed upon or incurred by or asserted against Lender and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any construction, reconstruction, restoration, or alteration of the Property or the performance of any labor or services or the furnishing of any materials or other property in respect of the Property; (iv) any failure of the Property to be in compliance with any federal, state or local law, ordinance or codes; (v) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations

or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (vi) the payment of any commission, charge or brokerage or leasing fee to anyone which may be payable in connection with the Loan, any Lease or the Property; (vii) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not Lender are designated a party thereto, commenced or threatened at any time (including after the repayment of the Loan) in any way related to the Loan or the Property; or (viii) the occurrence or continuation of any Event of Default.

15. Entire Agreement. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. This Agreement, the Note, the Mortgage, the Guaranties and the other Loan Documents contain the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no promises, agreements, conditions, undertakings, warranties and representations, whether written or oral, express or implied, between the parties hereto other than as set forth herein or entered into in writing between the parties concurrently herewith. It is expressly understood and agreed that the parties hereto intend this Agreement to be an integration of all prior promises, agreements, conditions, undertakings, warranties and representations between the parties hereto.

16. Assignment by Lender. The rights and obligations of Lender or any part thereof under this Agreement, the Loan pursuant thereto, the Note, Mortgage, Guaranties and all other Loan Documents may be assigned by Lender. In such event, Borrower agrees to attorn to such assignee and to execute such modifications thereto or other documentation as may be required to facilitate such assignment, providing such modifications do not materially add to the obligation of Borrower.

17. Time. Time is of the essence as to all matters provided for in this Agreement. Unless this Agreement expressly or necessarily requires otherwise (i) any time period measured in "days" means consecutive calendar days, except that the expiration of any time period measured in days that expires on a Saturday, Sunday or legal holiday automatically will be extended to the next Business Day

18. Governing Law. The terms and conditions of this Agreement shall be governed by the laws of the State of Florida. This Agreement shall not be construed more strictly against one party than another merely because it may have been prepared by counsel for one of the parties, it being recognized that Borrower and Lender have both contributed substantially and materially to the preparation hereof.

19. Additional Instruments. From time to time Borrower will execute and deliver to Lender such additional instruments as Lender may reasonably request to effectuate the purposes of this Agreement and to assure Lender as secured party of the security interests referred to herein.

20. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE MORTGAGE, THE NOTE, OR ANY OTHER

LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BORROWER AND LENDER ENTERING INTO THE SUBJECT LOAN TRANSACTION.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered the year and day first aforementioned.

Signed, sealed and delivered

BORROWER:

MCA NAPLES, LLC,
a Tennessee limited liability company

____
By: JAMES WALESA, its President

GUARANTOR:

____
JAMES WALESA, individually

STATE OF Texas
COUNTY OF Bexar

THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED before me by means of X physical presence or ____ online notarization, this **28th** day of **April, 2021** by **JAMES WALESA, President of MCA NAPLES HOLDINGS, LLC, a Tennessee limited liability company**, on behalf of the company, who [ ] is personally known to me or [X] has produced a driver's license as identification. ________________________________.

CLARICE MAXINE GARZA
Notary Public, State of Texas
Comm. Expires 09-09-2024
Notary ID 132666079

Name: Clarice Maxine Garza
Notary Public
My Commission Expires: 09-09-2024
Commission No.: 132666079

STATE OF Texas)
) *SS:*
COUNTY OF Bexar)

THE FOREGOING INSTRUMENT WAS SWORN TO AND SUBSCRIBED before me by means of X physical presence or ____ online notarization, this 28 day of **April, 2021** by **JAMES WALESA,** who [ ] is personally known to me or [X] has produced a driver's license as identification. ________________________________.

CLARICE MAXINE GARZA
Notary Public, State of Texas
Comm. Expires 09-09-2024
Notary ID 132666079

Name: Clarice Maxine
Notary Public
My Commission Expires: 09-09-2024
Commission No.: 132666079

EXHIBIT "A"

PARCEL 1:

A FEE INTEREST IN A PORTION OF LOTS 13, 14, AND 15, NAPLES IMPROVEMENT CO'S LITTLE FARMS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, RUN N. 89 DEGREES 26' 51" E., ALONG THE SOUTH LINE OF SAID LOT 12, FOR 20.00 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., PARALLEL WITH THE WEST LINE OF SAID LOT 12 FOR 10,00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., FOR 580.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE N. 00 DEGREES 39' 49" W., FOR 420.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 89 DEGREES 20' 11" E., FOR 196.54 FEET; THENCE RUN S. 30 DEGREES 28' 42" E., FOR 396.02 FEET; THENCE RUN S. 59 DEGREES 31' 18" W., FOR 153.66 FEET; THENCE RUN S. 89 DEGREES 20' 11" W. FOR 260.12 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT INTEREST IN A PARCEL OF LAND LYING IN AND BEING PARTS OF LOTS 12 AND 13, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE RUN ALONG THE SOUTH LINE OF SAID LOT 12, NORTH 89 DEGREES 26' 51" EAST, 20.00 FEET; THENCE ALONG A LINE LYING 20.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF LOTS 12 AND 13 OF SAID NAPLES IMPROVEMENTS CO'S LITTLE FARMS, NORTH 00 DEGREES 39' 49" WEST, 10.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE NORTH 00 DEGREES 39' 49" WEST, 580.00 FEET; THENCE NORTH 89 DEGREES 20' 11" EAST, 55.00 FEET; THENCE SOUTH 00 DEGREES 39' 49" EAST 580.00 FEET; THENCE SOUTH 89 DEGREES 20' 11" WEST FOR 55.00 FEET TO THE POINT OF BEGINNING.

(BEARINGS ARE BASED ON THE WEST LINE OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS AS BEING NORTH 00 DEGREES 39' 49" WEST.)

PARCEL 3:

TOGETHER WITH EASEMENT AS SET FORTH IN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 2213, PAGE 1291, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

A/K/A 2626 GOODLETTE-FRANK RD, NAPLES, FL 34105